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[LOGO]                                                               (g)(4)(i)

August 20, 2007

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

   Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING Focus 5 Portfolio, a newly established series of ING Investors Trust, effective
August 20, 2007, and ING International High Dividend Equity Income Fund, a newly established registrant (the "Funds") effective August 28, 2007 to be included on the Amended Exhibit A to the Agreements. Amended Exhibit A is attached hereto. This Amended Exhibit A supersedes the previous Amended Exhibit A dated May 11, 2007.

   The Amended Exhibit A has also been updated by the removal of ING MidCap Value Fund, ING SmallCap Value Fund and ING FMR/SM/ Diversified Mid Cap Portfolio as these funds recently merged into other funds.

   Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2117.

                                                  Sincerely,

                                                  /s/ Kimberly A. Anderson
                                                  ------------------------------
                                                  Kimberly A. Anderson
                                                  Senior Vice President
                                                  ING International High
                                                  Dividend Equity
                                                  Income Fund
                                                  ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ William P. Kelly
       --------------------------
Name:  William P. Kelly
Title: Managing Director, Duly
       Authorized

7337 E. Doubletree Ranch Rd.                           ING International High
Scottsdale, AZ 85258-2034    Tel: 480-477-3000                Dividend Equity
                             Fax: 480-477-2700                    Income Fund
                             www.ingfunds.com             ING Investors Trust

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                               AMENDED EXHIBIT A

                              with respect to the

                 SECURITIES LENDING AGREEMENT AND GUARANTY AND
                            SUBSCRIPTION AGREEMENT

                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING Asia Pacific High Dividend Equity Income Fund                  470269
ING Equity Trust
ING Fundamental Research Fund                                      464290
ING Index Plus LargeCap Equity Fund                                464713
ING Index Plus LargeCap Equity Fund II                             464714
ING Index Plus LargeCap Equity Fund III                             TBD
ING Index Plus LargeCap Equity Fund IV                              TBD
ING Index Plus LargeCap Equity Fund V                               TBD
ING Index Plus LargeCap Equity Fund VI                              TBD
ING Index Plus LargeCap Equity Fund VII                             TBD
ING Index Plus LargeCap Equity Fund VIII                            TBD
ING Index Plus LargeCap Equity Fund IX                              TBD
ING Index Plus LargeCap Equity Fund X                               TBD
ING Index Plus LargeCap Equity Fund XI                              TBD
ING Index Plus LargeCap Equity Fund XII                             TBD
ING LargeCap Growth Fund                                           464733
ING LargeCap Value Fund                                            454702
ING MidCap Opportunities Fund                                      464741
ING Opportunistic LargeCap Fund                                    464288
ING Real Estate Fund                                               464746
ING SmallCap Opportunities Fund                                    464743
ING SmallCap Value Choice Fund                                     464788
ING Value Choice Fund                                              464786
ING Funds Trust
ING Classic Money Market Fund                                      464008
ING High Yield Bond Fund                                           464010
ING Institutional Prime Money Market Fund                          464048
ING Intermediate Bond Fund                                         464006
ING National Tax-Exempt Bond Fund                                  464002
ING Global Equity Dividend and Premium Opportunity Fund            464767

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                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING International High Dividend Equity Income Fund                471088
ING Investment Funds, Inc.
ING MagnaCap Fund                                                 464734
ING Investors Trust
ING AllianceBernstein Mid Cap Growth Portfolio                    058102
ING American Funds Growth Portfolio                               464755
ING American Funds Growth-Income Portfolio                        464753
ING American Funds International Portfolio                        464761
ING BlackRock Large Cap Growth Portfolio                          279607
ING BlackRock Large Cap Value Portfolio                           279608
ING BlackRock Inflation Protected Bond Portfolio                  470551
ING Capital Guardian U.S. Equities Portfolio                      058221
ING Disciplined Small Cap Value Portfolio                         464711
ING EquitiesPlus Portfolio                                        464777
ING Evergreen Health Sciences Portfolio                           464704
ING Evergreen Omega Portfolio                                     464706
ING FMR/SM/ Large Cap Growth Portfolio                            464572
ING FMR/SM/ Mid Cap Growth Portfolio                              058098
ING Focus 5 Portfolio                                               TBD
ING Franklin Income Portfolio                                     464703
ING Franklin Mutual Shares Portfolio                              470549
ING Franklin Templeton Founding Strategy Portfolio                470550
ING Global Real Estate Portfolio                                  464280
ING Global Resources Portfolio                                    058085
ING Global Technology Portfolio                                   158090
ING International Growth Opportunities Portfolio                  279604
ING Janus Contrarian Portfolio                                 058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                    058096
ING JPMorgan Small Cap Core Equity Portfolio                      279610
ING JPMorgan Value Opportunities Portfolio                        464582
ING Julius Baer Foreign Portfolio                                 279606
ING Legg Mason Value Portfolio                                 058400/279600
ING LifeStyle Aggressive Growth Portfolio                         464998
ING LifeStyle Growth Portfolio                                    464996
ING LifeStyle Moderate Growth Portfolio                           464994
ING LifeStyle Moderate Portfolio                                  464992
ING Limited Maturity Bond Portfolio                               058082
ING Liquid Assets Portfolio                                       058081
ING Lord Abbett Affiliated Portfolio                              058220
ING MarketPro Portfolio                                           464910
ING MarketSyle Growth Portfolio                                   464926

                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING Investors Trust (cont.)
ING MarketStyle Moderate Growth Portfolio                         464922
ING MarketStyle Moderate Portfolio                                464934
ING Marsico Growth Portfolio                                      058101
ING Marsico International Opportunities Portfolio                 464576
ING MFS Total Return Portfolio                                    058100
ING MFS Utilities Portfolio                                       464584
ING Oppenheimer Main Street Portfolio(R)                          058099
ING PIMCO Core Bond Portfolio                                     058103
ING PIMCO High Yield Portfolio                                    464018
ING Pioneer Equity Income Fund                                    470567
ING Pioneer Fund Portfolio                                        464578
ING Pioneer Mid Cap Value Portfolio                               464580
ING Stock Index Portfolio                                         464701
ING T. Rowe Price Capital Appreciation Portfolio                  058084
ING T. Rowe Price Equity Income Portfolio                         058087
ING Templeton Global Growth Portfolio                             058095
ING UBS U.S. Allocation Portfolio                              058402/279602
ING Van Kampen Capital Growth Portfolio                           279609
ING Van Kampen Global Franchise Portfolio                         279605
ING Van Kampen Growth and Income Portfolio                        058090
ING Van Kampen Real Estate Portfolio                              058086
ING VP Index Plus International Equity Portfolio                  464492
ING Wells Fargo Disciplined Value Portfolio                       058088
ING Wells Fargo Small Cap Disciplined Portfolio                   464795
ING Mayflower Trust
ING International Value Fund                                      464212
ING Mutual Funds
ING Disciplined International SmallCap Fund                       464294
ING Diversified International Fund                                464292
ING Emerging Countries Fund                                       464214
ING Emerging Markets Fixed Income Fund                            464296
ING Foreign Fund                                                  464202
ING Global Bond Fund                                              464773
ING Global Equity Dividend Fund                                   464751
ING Global Natural Resources Fund                                 464210
ING Global Real Estate Fund                                       464220
ING Global Value Choice Fund                                      464218
ING Greater China Fund                                            464286
ING Index Plus International Equity Fund                          464282
ING International Capital Appreciation Fund                       464282
ING International Equity Dividend Fund                            470552

                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING Mutual Funds (cont.)
ING International Growth Opportunities Fund                        464206
ING International Real Estate Fund                                 464298
ING International SmallCap Fund                                    464216
ING International Value Choice Fund                                464278
ING International Value Opportunities Fund                         465476
ING Russia Fund                                                    464208
ING Partners, Inc.
ING American Century Large Company Value Portfolio                 464544
ING American Century Small-Mid Cap Value Portfolio                 464502
ING Baron Asset Portfolio                                          464556
ING Baron Small Cap Growth Portfolio                               464504
ING Columbia Small Cap Value II Portfolio                          464785
ING Davis Venture Value Portfolio                                  464546
ING Fidelity(R) VIP Contrafund(R) Portfolio                        464564
ING Fidelity(R) VIP Equity-Income Portfolio                        464568
ING Fidelity(R) VIP Growth Portfolio                               464570
ING Fidelity(R) VIP Mid Cap Portfolio                              464566
ING Fundamental Research Portfolio                                 464538
ING JPMorgan International Portfolio                               464528
ING JPMorgan Mid Cap Value Portfolio                               464506
ING Legg Mason Partners Aggressive Growth Portfolio                464518
ING Legg Mason Partners Large Cap Growth Portfolio                 464516
ING Lord Abbett U.S. Government Securities Portfolio               464036
ING Neuberger Berman Partners Portfolio                            464598
ING Neuberger Berman Regency Portfolio                             464774
ING OpCap Balanced Value Portfolio                                 464542
ING Oppenheimer Global Portfolio                                   464508
ING Oppenheimer Strategic Income Portfolio                         464548
ING PIMCO Total Return Portfolio                                   464510
ING Pioneer High Yield Portfolio                                   464032
ING Solution 2015 Portfolio                                        464590
ING Solution 2025 Portfolio                                        464594
ING Solution 2035 Portfolio                                        464596
ING Solution 2045 Portfolio                                        464574
ING Solution Growth and Income Portfolio                           471082
ING Solution Growth Portfolio                                      471083
ING Solution Income Portfolio                                      464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio             464534
ING T. Rowe Price Growth Equity Portfolio                          464530
ING Templeton Foreign Equity Portfolio                             464200
ING Thornburg Value Portfolio                                      464522
ING UBS U.S. Large Cap Equity Portfolio                            464520

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                                                          BNY Account Number
Fund                                                      (domestic/global)
----                                                    ----------------------
ING Partners, Inc. (cont.)
ING UBS U.S. Small Cap Growth Portfolio                         464533
ING Van Kampen Comstock Portfolio                               464512
ING Van Kampen Equity and Income Portfolio                      464536
ING Risk Managed Natural Resources Fund                         464763
ING Separate Portfolios Trust
ING SPorts Core Fixed Income Fund                               470568
ING SPorts Core Plus Fixed Income Fund                          470569
ING Series Fund, Inc.
Brokerage Cash Reserves                                         464062
ING 130/30 Fundamental Research Fund                            464599
ING Balanced Fund                                               464764
ING Global Science and Technology Fund                          464750
ING Growth and Income Fund                                      464723
ING Growth Fund                                                 464762
ING Index Plus LargeCap Fund                                    464726
ING Index Plus MidCap Fund                                      464727
ING Index Plus SmallCap Fund                                    464725
ING International Growth Fund                                   464204
ING Money Market Fund                                           464064
ING Small Company Fund                                          464729
ING Strategic Allocation Conservative Fund                      464722
ING Strategic Allocation Growth Fund                            464720
ING Strategic Allocation Moderate Fund                          464719
ING Strategic Allocation Portfolios, Inc.
ING VP Strategic Allocation Conservative Portfolio              464420
ING VP Strategic Allocation Growth Portfolio                    464418
ING VP Strategic Allocation Moderate Portfolio                  464416
ING Variable Funds
ING VP Growth and Income Portfolio                              464402
ING Variable Insurance Trust
ING VP Global Equity Dividend Portfolio                 464468 & 464466/464466
ING Variable Portfolios, Inc.
ING VP Global Science and Technology Portfolio                  464422
ING VP Growth Portfolio                                         464404
ING VP Index Plus LargeCap Portfolio                            464406
ING VP Index Plus MidCap Portfolio                              464408

                                                             BNY Account Number
Fund                                                         (domestic/global)
----                                                         ------------------
ING Variable Portfolios, Inc. (cont.)
ING VP Index Plus SmallCap Portfolio                               464410
ING VP International Equity Portfolio                              464460
ING VP Small Company Portfolio                                     464414
ING VP Value Opportunity Portfolio                                 464424
ING Variable Products Trust
ING VP Financial Services Portfolio                                464449
ING VP High Yield Bond Portfolio                                   464432
ING VP International Value Portfolio                               464464
ING VP MidCap Opportunities Portfolio                              464444
ING VP Real Estate Portfolio                                       464747
ING VP SmallCap Opportunities Portfolio                            464450
ING VP Balanced Portfolio, Inc.                                    464428
ING VP Intermediate Bond Portfolio                                 464400
ING VP Money Market Portfolio                                      464412